Execution Version 1 LIMITED CONSENT TO LOAN GUARANTEE AGREEMENT AND AMENDMENT TO ACCOUNTS AGREEMENT This LIMITED CONSENT AND AMENDMENT TO ACCOUNTS AGREEMENT, dated November ___, 2025 (this “Limited Consent”), between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”), EOS ENERGY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), CITIBANK, N.A., a national banking association, acting through its Agency and Trust Division as the collateral agent for the benefit of the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) and CITIBANK, N.A., a national banking association, acting through its Agency and Trust Division as the account bank (in such capacity, together with its successors and permitted assigns, the “Account Bank”, and together with the Borrower, DOE and the Collateral Agent, each a “Party” and collectively the “Parties”). RECITALS WHEREAS, the Borrower proposes to offer and sell (i) shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Borrower (the “Shares”) in a registered direct offering directly to certain purchasers, and (ii) convertible unsecured senior notes as described in Section 2(a) below (the “New Convertible Notes” and, collectively with the Shares offered in the registered direct offering, the “Offered Securities”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (clause (i) and (ii) collectively, together with the issuance of any shares of Common Stock upon conversion of such New Convertible Notes, the “Offerings”); WHEREAS, as a condition to DOE’s consents hereunder, the Borrower intends to issue to DOE a warrant (the “Warrant”) to purchase shares of Common Stock no later than the date that is three (3) Business Days following the Limited Consent Effective Date, pursuant to that certain warrant purchase agreement, dated as of the date hereof, between the Borrower and DOE (the “Warrant Agreement”); WHEREAS, the Borrower and DOE entered into that certain Loan Guarantee Agreement, dated as of November 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, including by that certain Limited Consent to Loan Guarantee Agreement dated as of May 28, 2025, and that certain Limited Consent to Loan Guarantee Agreement dated as of July 29, 2025, the “Loan Agreement”); WHEREAS, the Borrower, DOE, Citibank N.A., acting through its Agency and Trust Division, as the Collateral Agent and Account Bank and the guarantors party thereto entered into that certain Collateral Agency and Accounts Agreement, dated as of November 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Collateral Agency and Accounts Agreement, dated October 2, 2025 (the “First Amendment to CAAA”), collectively, the “Accounts Agreement”); WHEREAS, subject to the terms and conditions herein, the proceeds of the Offerings may only be used (i) to repurchase a portion of the outstanding 6.75% Convertible Senior Notes due 2030 of the Borrower (such notes, the “Existing Convertible Notes” and, such use the “Notes Repurchase”) and (ii) for working capital and other general corporate purposes (together with the Notes Repurchase, the “Permitted Use”); WHEREAS, in connection with the Offering, the Borrower intends to enter into certain waivers or consents with respect to the Cerberus Financing Documents; WHEREAS, pursuant to Section 6.03 of the Loan Agreement, the Borrower provides a 18

2 representation with respect to the capitalization of the Borrower as described in Schedule E (Capitalization) thereto (the “Capitalization Representation”); WHEREAS, pursuant to Section 9.01(b)(i) of the Loan Agreement, the Borrower is restricted from entering into any contracts or other agreements providing it with material rights against, or material obligations toward, any Person other than rights and obligations under the Financing Documents and Project Documents permitted thereunder and any transactions expressly contemplated hereby and thereby (the “Contractual Agreements Restriction”); WHEREAS, pursuant to Section 9.01(b)(ii) of the Loan Agreement, the Borrower is restricted from entering into any Additional Project Document (other than Cerberus Financing Documents not prohibited by the Intercreditor Agreement) that would constitute a Major Project Document without the prior written consent of DOE (the “Additional Project Document Restriction”); WHEREAS, pursuant to Section 9.01(b)(iii) of the Loan Agreement, the Borrower is restricted from entering into any transaction or series of related transactions with any Person other than in the Ordinary Course of Business and on an arm’s-length basis, except as expressly permitted under the Loan Agreement (the “Ordinary Course of Business Restriction”); WHEREAS, pursuant to Section 9.01(c)(i) of the Loan Agreement, the Borrower is restricted from agreeing to any amendment, modification, consent or waiver of (i) the Cerberus Financing Documents (the “Amendment Restriction”) and (ii) any Major Project Document or any Project Document (the “Major Project Document Restriction”) and pursuant to Section 7.32(b) of the Loan Agreement, among other things, that in the event that any Borrower Entity acquires any Real Property and such interest has not otherwise been made subject to the First Priority Lien of the Security Documents in favor of the Collateral Agent, for the benefit of DOE, then such Borrower Entity, within ninety (90) days (or such later date as may be agreed by DOE in its sole discretion) of the request or acquisition of any Real Property, as applicable, must take all such actions and execute and deliver, or cause to be executed and delivered, the applicable Real Property Documents with respect to each such owned Real Property or applicable leasehold mortgage, subordination, pledge and/or estoppel with respect to each such leased Real Property (the “Mortgage Requirement”); WHEREAS, pursuant to Section 9.21 of the Loan Agreement, the Borrower is restricted from entering into or permitting to exist any transaction (including the purchase, sale, lease or exchange of any property, the rendering of any service or the payment of any management, advisory or similar fees) with any Affiliate of any Borrower Entity (each such transaction, an “Affiliate Transaction” and, such restriction, the “Affiliate Transaction Restriction”); WHEREAS, pursuant to Section 9.04 of the Loan Agreement, the Borrower is restricted from declaring, ordering, paying, making or setting apart, or agreeing to declare, order, pay, make or set apart, any sum for any Restricted Payments (the “Restricted Payments Restriction”); WHEREAS, pursuant to Section 9.14 of the Loan Agreement, the Borrower is restricted from incurring, creating, guaranteeing, assuming, permitting to exist or otherwise becoming liable for any Indebtedness, except for Permitted Indebtedness (the “Indebtedness Restriction”); WHEREAS, pursuant to Section 9.23 of the Loan Agreement, the Borrower is restricted from purchasing, redeeming, defeasing or prepaying any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity (the “Certain Payments Restriction” and, together with the Capitalization Representation, the Contractual Agreements Restriction, the Additional Project Document Restriction, the Ordinary Course of Business Restriction, the Affiliate Transaction Restriction, the Restricted Payments Restriction, the Indebtedness Restriction and the Certain

3 Payments Restriction, the “Restrictions”); WHEREAS, pursuant to the First Amendment to CAAA, the Borrower is required to maintain in the Convertible Notes Interest Reserve Account (as defined therein) an amount equal to all interest payments that are projected to be due and owing under the Existing Convertible Notes for a period of twenty-four (24) months commencing as of the closing date of the Existing Convertible Notes, which amount shall be automatically reduced by the amounts of any actual interest payments paid by Borrower under the Existing Convertible Notes subject to a minimum balance of an amount equal to all interest payments that are projected to be due and owing under the Existing Convertible Notes for the then next twelve (12) month period (the “Existing Interest Reserve Requirement”); WHEREAS, the Borrower requests that, notwithstanding anything to the contrary in the Accounts Agreement, the Existing Interest Reserve Requirement required to be maintained in the Convertible Notes Interest Reserve Account shall be an amount equal to all interest payments that are to be due and owing under the New Convertible Notes and the Existing Convertible Notes for a period of eighteen (18) months commencing as of the closing date of the New Convertible Notes, which amount shall be automatically reduced by the amounts of any actual interest payments paid by the Borrower under the Convertible Notes; provided that the balance in the Convertible Notes Interest Reserve Account shall not be reduced below an amount equal to the aggregate interest payments that are scheduled to be due under the New Convertible Notes and the Existing Convertible Notes from the applicable date of determination through the date that is twelve (12) months thereafter (the “New and Existing Convertible Notes Interest Reserve Requirement”); WHEREAS, subject to the terms and conditions set forth herein, DOE is willing to consent to (i) the Offerings, the issuance of Offered Securities in connection with the Offerings, the issuance of any Common Stock upon conversion of the New Convertible Notes issued in connection with the Offerings, the Permitted Use and payments of cash on the New Convertible Notes in accordance with their terms; (ii) the New Convertible Notes being considered “Permitted Indebtedness” for purposes of such defined term in the Loan Agreement and (iii) the New and Existing Convertible Notes Interest Reserve Requirement; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows: Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement. Section 2. Limited Consent to the Existing Loan Agreement. (a) Effective as of the Limited Consent Effective Date, and subject to the terms and conditions contained in this Limited Consent, notwithstanding the Restrictions, DOE hereby consents to (a) the Offerings, (b) the issuance of Offered Securities in connection with the Offerings, (c) entry into the Warrant Agreement and the issuance of the Warrant, (d) the issuance of any Common Stock upon conversion of the New Convertible Notes issued in connection with the Offerings or upon exercise of the Warrant issued pursuant to the Warrant Agreement, (e) the Permitted Use, (f) payments of cash on the New Convertible Notes and the Warrant in accordance with their respective terms, (g) the New and Existing Convertible Notes Interest Reserve Requirement shall apply in lieu of the Existing Interest Reserve Requirement, and (h) Borrower’s entry into the documentation necessary to effect the foregoing. (b) Effective as of the Limited Consent Effective Date, and subject to the terms and

4 conditions contained in this Limited Consent, the Accounts Agreement is hereby amended as follows: (i) Section 1.01 of the Accounts Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order: (A) “Limited Consent” means that certain Limited Consent and Amendment to Accounts Agreement, dated November ___, 2025 by and among DOE, the Borrower, the Collateral Agent and the Account Bank. (B) “New Convertible Notes” has the meaning given to such term in the Limited Consent. (C) “Limited Consent Effective Date” has the meaning given to such term in the Limited Consent. (ii) The definition of “Convertible Notes Interest Reserve Floor” set forth in the Accounts Agreement is hereby amended in its entirety to read as follows: “Convertible Notes Interest Reserve Floor” means an amount equal to the aggregate interest payments that are scheduled to be due under the 2025 Convertible Notes and the New Convertible Notes from the applicable date of determination through the date that is twelve (12) months thereafter. (iii) The definition of “Initial Convertible Notes Interest Reserve Required Amount” set forth in the Accounts Agreement is hereby amended in its entirety to read as follows: “Initial Convertible Notes Interest Reserve Required Amount” means an amount equal to the aggregate interest payments that are scheduled to be due under the New Convertible Notes and 2025 Convertible Notes from the date of the issuance of the New Convertible Notes through the date that is eighteen (18) months thereafter, less any amount of actual payment of interest under the 2025 Convertible Notes and/or the New Convertible Notes, as applicable, and paid by the Borrower, but in no event less than the Convertible Notes Interest Reserve Floor. (iv) Clause (d) of the definition of “Required Balance” is hereby amended in its entirety to read as follows: for the Convertible Notes Interest Reserve Account, (i) initially, on the Limited Consent Effective Date, the Initial Convertible Notes Interest Reserve Required Amount and (ii) thereafter, as of any Monthly Transfer Date, the Convertible Notes Interest Reserve Floor. (v) Section 2.09(a)(i) of the Accounts Agreement is hereby amended in its entirety to read as follows: on the Limited Consent Effective Date, the Borrower shall deposit in or credit to the Convertible Notes Interest Reserve Account, the Initial Convertible Notes Interest Reserve Required Amount. (vi) Section 2.09(b)(i) of the Accounts Agreement is hereby amended in its entirety to read as follows: The Collateral Agent shall direct the Account Bank in accordance with an Approved Funds Withdrawal/Transfer Certificate to withdraw Monies from the Convertible Notes Interest Reserve Account on each Monthly Transfer Date occurring immediately prior to the applicable date on which any actual interest payment is due and payable under the 2025 Convertible Notes and the New Convertible Notes (to the extent that sufficient funds are then available) and transfer those Monies to Persons or accounts, in the amounts specified in such Approved Funds Withdrawal/Transfer Certificate for the sole purpose of paying such interest payment that is due and owing. 18

5 (vii) Section 2.09(b)(ii) of the Accounts Agreement is hereby amended in its entirety to read as follows: On the first Monthly Transfer Date after the earlier to occur of full redemption, full conversion to Equity Interests or payment in full, as the case may be, of the 2025 Convertible Notes and the New Convertible Notes, as certified in writing to DOE and the Collateral Agent by the Borrower, the Collateral Agent shall direct the Account Bank in accordance with an Approved Funds Withdrawal/Transfer Certificate, to transfer all Monies standing to the credit of the Convertible Notes Interest Reserve Account to one or more Borrower Operating Accounts. provided, however, in each case, that this Limited Consent is subject to the following: (i) The closing of the Offerings shall occur no later than November __, 2025. (ii) The Warrant shall be issued on the third Business Day after the Limited Consent Effective Date. (iii) The proceeds of the Offerings shall be used only for the Permitted Use. (iv) The Borrower shall use good faith efforts to repurchase between approximately 50% and approximately 80% of the Existing Convertible Notes. (v) The terms of the New Convertible Notes shall be consistent with the following: (A) the New Convertible Notes shall be non-amortizing convertible senior unsecured notes with a tenor of approximately six (6) years and ranking substantially the same as the Existing Convertible Notes as in effect as of the date hereof; (B) cash interest payments under the New Convertible Notes shall be made semiannually and the New Convertible Notes shall be convertible at the option of holders thereof upon satisfaction of certain conditions, into cash, shares of the Borrower’s common stock, or a combination thereof (as elected by the Borrower); (C) the New Convertible Notes shall have no meaningful covenants other than a customary merger covenant and a requirement for the Borrower to offer to repurchase the New Convertible Notes upon the occurrence of certain customary fundamental changes. (vi) The Borrower shall maintain cash in the Convertible Notes Interest Reserve Account in an amount equal to all interest payments that are to be due and owing under the New Convertible Notes and the Existing Convertible Notes for a period of eighteen (18) months commencing as of the closing date of the New Convertible Notes, less any amount of actual payment of interest under the 2025 Convertible Notes and/or the New Convertible Notes, as applicable; provided that the balance in the Convertible Notes Interest Reserve Account shall not be reduced below an amount equal to the aggregate interest payments that are scheduled to be due under the New Convertible Notes and the Existing Convertible Notes from the applicable date of determination through the date that is twelve (12) months thereafter. (vii) The Borrower shall deliver by the earlier of January 5, 2025 and the next advance date, a leasehold mortgage with respect to the Borrower’s or its affiliate’s leasehold interest in the property demised by the Turtle Creek Lease Amendment, together with such other documents and instruments (including a landlord estoppel, a memorandum of the Turtle Creek Lease Amendment, a legal opinion and a title insurance policy) as DOE may reasonably request and as are consistent in scope with the documents and instruments delivered in connection with the original Turtle Creek Lease. (viii) The Borrower shall provide DOE with final versions of the offering documents with respect to the Offerings on the date of the consummation thereof. 25

6 (c) DOE agrees that the New Convertible Notes shall be considered “Permitted Indebtedness” for purposes of such defined term in the Loan Agreement. (d) DOE agrees that the Borrower shall not be required to apply the proceeds of the Offerings to prepay the Guaranteed Loan pursuant to Section 3.05(c)(i)(M) of the Loan Agreement. (e) DOE hereby waives any existing Default or Event of Default related to or arising from (i) the Existing Interest Reserve Requirement or (ii) the Major Project Document Restriction and the Mortgage Requirement with respect to that certain Amendment of Lease, dated as of April 14, 2025, by and between Hi-Power and Regional Industrial Development Corporation of Southwestern Pennsylvania, as landlord, which amended the certain Lease Agreement dated as of January 18, 2022, by and between Regional Industrial Development Corporation of Southwestern Pennsylvania, as landlord, and Hi-Power, as tenant. Section 3. Conditions Precedent. This Limited Consent and the limited consent and amendments contained in Section 2 above, shall become effective upon the first date on which each of the following conditions have been satisfied or waived (such date, the “Limited Consent Effective Date”), and the Borrower hereby certifies that each of the conditions set forth in Section 3(b) and (c) below are satisfied as of the date of this Limited Consent: (a) This Limited Consent shall have been duly executed and delivered by each of the Borrower and DOE. (b) No Default, Event of Default, Event of Force Majeure or Event of Loss shall have occurred and be continuing as of the Limited Consent Effective Date. (c) Each of the representations and warranties made (or deemed to be made) by any Borrower Entity in any Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time); and except to the extent that the Offerings and the Warrant impact the disclosures set forth in Schedule E (Capitalizations) to the Loan Agreement. Section 4. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of DOE and FFB, on and as of the date hereof, that: (a) it has duly authorized, executed and delivered this Limited Consent, and none of: (a) its execution and delivery hereof, and (b) its consummation of the transactions contemplated hereby nor its compliance with the terms of hereof, in each case, do or will (i) contravene its Organizational Documents or any Applicable Laws or Governmental Approval; (ii) contravene or result in any breach or constitute any default under any Governmental Judgment; (iii) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any property of the Borrower under any Transaction Document or any other agreement or instrument to which the Borrower is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect;

7 (b) this Limited Consent is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (c) each of the representations and warranties contained in Article VI of the Loan Agreement (except with respect to Section 6.03 as provided herein) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of the Limited Consent Effective Date, except as such representations and warranties are expressly made as to an earlier date, in which case such representations and warranties are true and correct as of such earlier date. (d) no Default, Event of Default, Event of Force Majeure or Event of Loss has occurred and is continuing or will occur as of the date hereof as a result of the execution, delivery and performance of this Limited Consent. Section 5. Limited Consent and Amendment. (a) The Borrower acknowledges and agrees that DOE is providing this Limited Consent in full reliance on relevant information provided by the Borrower and the Borrower’s representations and warranties herein. (b) Except as expressly provided for herein, the terms and conditions of the Loan Agreement, the Accounts Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect and are hereby ratified and confirmed. This Limited Consent is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters. Except as expressly provided for herein, nothing herein shall be construed as or deemed to be a waiver or consent by DOE of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, and nothing herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Limited Consent. Except as provided for herein, nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, the Accounts Agreement or any other Financing Document in similar or different circumstances. The consent provided in Section 2 above shall be applicable solely with respect to the proposed Offerings by the Outside Date and the matters expressly provided therein and not with respect to any other offerings or similar transactions of any Borrower Entity, and no other amendments, waivers or consents may be construed or implied. Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of DOE and other Secured Parties in connection with the preparation, execution, delivery and administration, modification and amendment of this Limited Consent and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person) in accordance with the terms of the Financing Documents. Section 7. Reference to the Effect on the Financing Documents. On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Financing Documents to the “Loan Agreement,” “thereunder,” thereof,” therein,” thereby” or words of like import referring to the Loan Agreement, as applicable, shall mean and be a reference to the Loan Agreement as amended hereby.

8 Section 8. Governing Law; Waiver of Jury Trial. (a) THIS LIMITED CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS LIMITED CONSENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS LIMITED CONSENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LIMITED CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS LIMITED CONSENT AND THE OTHER FINANCING DOCUMENTS. Section 9. Miscellaneous. (a) On and after the Limited Consent Effective Date, this Limited Consent shall be deemed a Financing Document for all purposes. (b) Sections 11.05 (Severability), 11.09 (Successors and Assigns), 11.14 (Submission to Jurisdiction; Etc.), 11.15 (Entire Agreement), 11.16 (Benefits of Agreement), 11.17 (Headings), 11.18 (Counterparts; Electronic Signatures), 11.19 (No Partnership; Etc.) and 11.20 (Independence of Covenant) of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and shall have the same force and effect with respect to this Limited Consent as if fully set forth herein. Section 10. Collateral Agent. This Limited Consent is a written direction of DOE, binding upon the Collateral Agent and each of the Secured Parties. By its signature hereto, DOE directs the Collateral Agent and the Account Bank to execute this Limited Consent. Acting on the instructions of DOE, in its capacity as the Collateral Agent and the Account Bank (as applicable) under the Accounts Agreement, each of the Collateral Agent and the Account Bank hereby acknowledges receipt of, and consent to and approval of, this Limited Consent. In the performance of its obligations hereunder, each of the Collateral Agent and the Account Bank shall be entitled to all of the rights, privileges, powers, benefits, protections, indemnities and immunities afforded to the Collateral Agent and the Account Bank under the Accounts Agreement. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Limited Consent, all as of the day and year first above mentioned. EOS ENERGY ENTERPRISES, INC. a Delaware corporation, as Borrower By: ______________________________ Name: Title: [Signature Page to Limited Consent to Loan Guarantee Agreement and Accounts Agreement]

[Signature Page to Limited Consent to Loan Guarantee Agreement and Accounts Agreement] U.S. DEPARTMENT OF ENERGY, an agency of the federal government of the United States of America By: ______________________________ Name: Title: Rupinder Kaur Director, Portfolio Management Division Loan Programs Office Rupinder Kaur Digitally signed by Rupinder Kaur Date: 2025.11.17 23:54:42 -05'00'

[Signature Page to Limited Consent to Loan Guarantee Agreement and Accounts Agreement] CITIBANK, N.A., acting through its Agency and Trust Division, not in its individual capacity but solely as Collateral Agent By: ______________________________ Name: Marion Zinowski Title: Senior Trust Officer

[Signature Page to Limited Consent to Loan Guarantee Agreement and Accounts Agreement] CITIBANK, N.A., acting through its Agency and Trust Division, not in its individual capacity but solely as Account Bank By: ______________________________ Name: Marion Zinowski Title: Senior Trust Officer